UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

MTM Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, Connecticut 06905
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 975-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

(1) Letter of Credit Commitment and Reimbursement Agreement

On June 11, 2009, MTM Technologies, Inc. (“MTM”), and its subsidiaries (collectively with the Company, the “Companies”) entered into a Letter of Credit Commitment and Reimbursement Agreement with National Electrical Benefit Fund represented by Columbia Partners, L.L.C. Investment Management, its investment manager (“Columbia”), FirstMark III L.P. (“FMIII”), FirstMark III Offshore Partners, L.P. (“FMIII Offshore”), Constellation Venture Capital II, L.P. (“Constellation II”), Constellation Venture Capital Offshore II, L.P. (“Constellation II Offshore”), CVC II Partners LLC (“CVCII”) and the BSC Employee Fund VI, L.P. (“BSC”, and together with Columbia, FMIII, FMIII Offshore, Constellation II, Constellation II Offshore, and CVCII, the “L/C Guarantors”), and Columbia Partners, L.L.C. Investment Management (“CP”), as Investment Manager for the L/C Guarantors (as modified through June 11, 2009, the “L/C Agreement”).

The Companies are parties to a Credit Facilities Agreement dated as of August 21, 2007 with GE Commercial Distribution Finance Corporation (“CDF”), as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, and CDF, as Lender and have entered into a Ninth Amendment thereto (the “Ninth Amendment”, as amended and modified through June 11, 2009, the “CDF Credit Facilities Agreement”), as discussed below. As a condition of CDF continuing to make advances under the CDF Credit Facilities Agreement, CDF required that one or more of the L/C Guarantors provide letters of credit in the aggregate amount of $8,500,000 to provide credit support and additional collateral to secure the Companies’ obligations under the CDF Credit Facilities Agreement. The terms of the L/C Agreement provide that the letters of credit shall expire no later than May 31, 2010.

The Companies are obligated to reimburse the L/C Guarantors for any drawing made on a letter of credit immediately following any payment made by the issuing bank of such letter of credit. The Companies are required to pay a drawing fee equal to the amount required to provide the L/C Guarantors with a 15% rate of return on drawings made on the letters of credit. Additionally, in the event of a Change of Control, Event of Default or Liquidity Event (as such terms are defined in the L/C Agreement), the Companies are required to pay to the L/C Guarantors a Success Fee payable in cash by the Companies in the amount of $34,000,000.

To secure the repayment obligations of the Companies under the L/C Agreement (including the obligation to pay the Success Fee), the Companies have granted to CP, as investment manager for the benefit of the L/C Guarantors, a security interests in the following:

•	all of the Companies’ right, title and interest in and to certain property of the Companies pursuant to a Security Agreement between the Companies and the L/C Guarantors (the “Security Agreement”);
•	certain trademarks of the Companies pursuant to an Intellectual Property Security Agreement between the Companies and the L/C Guarantors (the “IP Security Agreement”); and

•	100% of the capital stock and membership interests of each of the Companies pursuant to a Stock Pledge Agreement between the Companies and the L/C Guarantors (the “Pledge Agreement”).

With respect to the priority and subordination of the security interests granted in connection with the L/C Agreement, the parties entered into (1) a Subordination Agreement, between CDF, for itself and in its capacity as agent for the Lenders under the CDF Credit Facilities Agreement, the L/C Guarantors and CP, with respect to the CDF Credit Facilities Agreement and the L/C Agreement, (2) a Subordination Agreement between CP and the L/C Guarantors, with respect to the L/C Agreement and the CP/Columbia Credit Agreement (as defined below), (3) a Second Amended Subordinated Promissory Note (as defined below) with respect to the L/C Agreement and the Amended and Restated Notes (as defined below) and (4) the Amended and Restated Notes.

FirstMark (as defined below) currently owns or controls approximately 57% of MTM’s voting stock and has the right to acquire up to 62% of MTM’s voting stock. Gerald A. Poch and Sterling Phillips are members of MTM’s Board of Directors and are also affiliated with FirstMark.

Constellation (as defined below) currently owns or controls approximately 15% of MTM’s voting stock and has the right to acquire up to 15% of MTM’s voting stock. Thomas Wasserman is a member of MTM’s Board of Directors and is also affiliated with Constellation.

The L/C Agreement, Security Agreement, IP Security Agreement and Pledge Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. The foregoing descriptions do not purport to be complete, and are qualified in their entirety by reference to the full text of such documents, which are incorporated by reference herein.

(2) Amendments to the CDF Credit Facilities Agreement and to the CP/Columbia Credit Agreement

Also on June 11, 2009, the Companies entered into the following agreements: (i) the Ninth Amendment, and (ii) Amendment No. 9 (“Amendment No. 9”) to the Secured Credit Agreement dated as of November 23, 2005 with CP, as Investment Manager, and Columbia, as Lender (the “CP/Columbia Credit Agreement”).

The Ninth Amendment provides for, among other things, (a) consent to the incurrence by the Companies of the indebtedness provided for in the L/C Agreement, (b) amendments relating to the L/C Agreement, (c) consent to the sale by MTM of its facilities business, (d) a change in the maturity date of the Aggregate Revolving Loan to March 31, 2010, and (e) amendments to certain definitions, representations and warranties and financial covenants.

Amendment No. 9 provides for, among other things, (a) consent to the incurrence by the Companies of the indebtedness provided for in the L/C Agreement, (b) amendments relating to the L/C Agreement, (c) consent to the sale by MTM of its facilities business; and (d) amendments to certain definitions and rights of Columbia.

The Ninth Amendment and Amendment No. 9 are filed herewith as Exhibits 10.5 and 10.6, respectively. The foregoing descriptions do not purport to be complete, and are qualified in their entirety by reference to the full text of such documents, which are incorporated by reference herein.

(3) Amended and Restated Junior Subordinated Notes

On June 11, 2009, the following promissory notes were amended and restated pursuant to the terms of a Second Amendment to Subordinated Promissory Notes between MTM, FMIII and FMIII Offshore (FMIII and FMIII Offshore together, “FirstMark”) and Constellation II, Constellation II Offshore, BSC and CVCII Partners (Constellation II, Constellation II Offshore, BSC and CVCII, “Constellation”) (the “Second Amendment”):

(i)

a Second Amended Subordinated Promissory Note dated June 11, 2008 in the amount of $2,191,123, a Subordinated Promissory Noted dated June 11, 2008 in the amount of $2,410,235, a Subordinated Promissory Note dated June 16, 2008 in the amount of $219,112, and an Amended and Restated Subordinated Promissory Note dated February 11, 2009 in the amount of $876,449, all of which are issued by MTM and payable to the order of Pequot Private Equity Fund III, L.P. (now FMIII) or FMIII (collectively, the “FMIII Notes”),

(ii)

a Second Amended Subordinated Promissory Note dated June 11, 2008 in the amount of $308,877, a Subordinated Promissory Noted dated June 11, 2008 in the amount of $339,765, a Subordinated Promissory Note dated June 16, 2008 in the amount of $30,888 and an Amended and Restated Subordinated Promissory Note dated February 11, 2009 in the amount of $123,551, all of which are issued by MTM and payable to the order of Pequot Offshore Private Equity Partners III, L.P. (now FMIII Offshore) or FMIII Offshore (collectively, the “FMIII Offshore Notes” and, together with the FMIII Notes, the “FirstMark Notes”), and

(iii)

a Subordinated Promissory Note dated June 16, 2008 in the amount of $249,617.80 from MTM payable to the order of Constellation II, a Subordinated Promissory Note dated June 16, 2008 in the amount of $132,834.65 from MTM payable to the order of Constellation II Offshore, a Subordinated Promissory Note dated June 16, 2008 in the amount of $111,313.95 from MTM payable to the order of BSC, and a Subordinated Promissory Note dated June 16, 2008 in the amount of $6,233.60 from MTM payable to the order of CVCII (collectively, the “Constellation Notes” and, together with the FirstMark Notes, the “Junior Subordinated Notes”).

MTM issued Amended and Restated Subordinated Promissory Notes in the same principal amounts to the same holders of the Junior Subordinated Notes (the “Amended and Restated Notes”) on the terms set forth in the Second Amendment. The Second Amendment (i) amended all of the Junior Subordinated Notes to extend the maturity dates to November 30,

2010; (ii) amended the FirstMark Notes to provide that the rights of FirstMark to the payment of principal and interest with respect to such FirstMark Notes are subordinated to the payment rights of CP, as Investment Manager for the L/C Guarantors under the L/C Agreement; and (iii) amended the Constellation Notes to provide that the rights of Constellation to the payment of principal and interest with respect to such Constellation Notes are subordinated to the payment rights of CP, as Investment Manager for the L/C Guarantors under the L/C Agreement.

As noted above, FirstMark currently owns approximately 57% of MTM’s voting stock and has the right to acquire up to 62% of MTM’s voting stock and Gerald A. Poch and Sterling Phillips are members of MTM’s Board of Directors and are also affiliated with FirstMark. Additionally, Constellation currently owns approximately 15% of MTM’s voting stock and has the right to acquire up to 15% of MTM’s voting Stock. Thomas Wasserman is a member of MTM’s Board of Directors and is also affiliated with Constellation.

The Second Amendment is filed herewith as Exhibit 10.7 and the Amended and Restated Notes are filed as Exhibits 10.8 through 10.19. The foregoing descriptions of the Amended and Restated Notes do not purport to be complete, and are qualified in their entirety by reference to the full text of such document, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the descriptions of the agreements in Item 1.01 hereof, which are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2009, Steve Stringer, President and Chief Executive Officer, was appointed Principal Financial Officer of MTM. Mr. Stringer has served as MTM’s President since June 2005 and as Chief Executive Officer since August 2008. From June through September 2004, he was employed by Pequot Capital Management Inc. (“Pequot”) and made available by Pequot to MTM as a consultant. Effective August 20, 2008, FirstMark Capital, L.L.C., a Delaware limited liability company, became the investment manager of certain funds formerly managed by Pequot. These funds included Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P., now known as FirstMark III L.P. and FirstMark III Offshore Partners, L.P.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10.1	Letter of Credit and Repayment Agreement, dated June 11, 2009.

Exhibit 10.2	Security Agreement, dated June 11, 2009.

Exhibit 10.3	IP Security Agreement, dated June 11, 2009.

Exhibit 10.4	Pledge Agreement, dated June 11, 2009.

Exhibit 10.5	Ninth Amendment to GE Credit Facilities Agreement, dated June 11, 2009.

Exhibit 10.6	Amendment No. 9 to CP/Columbia Credit Agreement, dated June 11, 2009.

Exhibit 10.7	Second Amendment to Promissory Notes, dated June 11, 2009.

Exhibit 10.8	Third Amended Subordinated Promissory Note dated June 11, 2009 in the amount of $2,191,123 from MTM payable to FMIII.

Exhibit 10.9	Amended and Restated Subordinated Promissory Noted dated June 11, 2009 in the amount of $2,410,235 from MTM payable to FMIII.

Exhibit 10.10	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $219,112 from MTM payable to FMIII.

Exhibit 10.11	Second Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $876,449 from MTM payable to FMIII.

Exhibit 10.12	Third Amended Subordinated Promissory Note dated June 11, 2009 in the amount of $308,877 from MTM payable to FMIII Offshore.

Exhibit 10.13	Amended and Restated Subordinated Promissory Noted dated June 11, 2009 in the amount of $339,765 from MTM payable to FMIII Offshore.

Exhibit 10.14	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $30,888 from MTM payable to FMIII Offshore.

Exhibit 10.15	Second Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $123,551 from MTM payable to FMIII Offshore.

Exhibit 10.16	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $249,617.80 from MTM payable to the order of Constellation II.

Exhibit 10.17	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $132,834.65 from MTM payable to the order of Constellation II Offshore.

Exhibit 10.18	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $111,313.95 from MTM payable to the order of BSC.

Exhibit 10.19	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $6,233.60 from MTM payable to the order of CVCII.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)

June 17, 2009	By:	/s/ Steven Stringer
Steven Stringer President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Exhibit 10.1	Letter of Credit and Repayment Agreement, dated June 11, 2009.

Exhibit 10.2	Security Agreement, dated June 11, 2009.

Exhibit 10.3	IP Security Agreement, dated June 11, 2009.

Exhibit 10.4	Pledge Agreement, dated June 11, 2009.

Exhibit 10.5	Ninth Amendment to GE Credit Facilities Agreement, dated June 11, 2009.

Exhibit 10.6	Amendment No. 9 to CP/Columbia Credit Agreement, dated June 11, 2009.

Exhibit 10.7	Second Amendment to Promissory Notes, dated June 11, 2009.

Exhibit 10.8	Third Amended Subordinated Promissory Note dated June 11, 2009 in the amount of $2,191,123 from MTM payable to FMIII.

Exhibit 10.9	Amended and Restated Subordinated Promissory Noted dated June 11, 2009 in the amount of $2,410,235 from MTM payable to FMIII.

Exhibit 10.10	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $219,112 from MTM payable to FMIII.

Exhibit 10.11	Second Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $876,449 from MTM payable to FMIII.

Exhibit 10.12	Third Amended Subordinated Promissory Note dated June 11, 2009 in the amount of $308,877 from MTM payable to FMIII Offshore.

Exhibit 10.13	Amended and Restated Subordinated Promissory Noted dated June 11, 2009 in the amount of $339,765 from MTM payable to FMIII Offshore.

Exhibit 10.14	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $30,888 from MTM payable to FMIII Offshore.

Exhibit 10.15	Second Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $123,551 from MTM payable to FMIII Offshore.

Exhibit 10.16	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $249,617.80 from MTM payable to the order of Constellation II.

Exhibit 10.17	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $132,834.65 from MTM payable to the order of Constellation II Offshore.

Exhibit 10.18	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $111,313.95 from MTM payable to the order of BSC.

Exhibit 10.19	Amended and Restated Subordinated Promissory Note dated June 11, 2009 in the amount of $6,233.60 from MTM payable to the order of CVCII.